Exhibit EX-32

                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Midas Dollar Reserves, Inc.

     In connection with the Report on Form N-CSRS (the "Report") of the above-named issuer for the period ended June 30, 2004 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: September 9, 2004                    /s/ Thomas B. Winmill
                                               -------------------
                                               Thomas B. Winmill
                                               Chief Executive Officer


This certification, furnished pursuant to the the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act of 1934.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Issuer and will be retained by the Issuer and furnished to the SEC or its staff upon request.

                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Midas Dollar Reserves, Inc.

     In connection with the Report on Form N-CSRS (the "Report") of the above-named issuer for the period ended June 30, 2004 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: September 9, 2004                    /s/ William G. Vohrer
                                               -------------------
                                               William G. Vohrer
                                               Chief Financial Officer


This certification, furnished pursuant to the the requirements of Section 906 of the Sarbanes-Oxley Act of 2002, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act of 1934.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Issuer and will be retained by the Issuer and furnished to the SEC or its staff upon request.